SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K/A NO. 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 20, 1996



                            TF FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Delaware                 0-24168                    742705050
-----------------------------   --------------      ----------------------------
(State or other jurisdiction    (SEC File No.)             (IRS Employer
     of incorporation)                                    Identification
                                                              Number)



3 Penns Trail, Newtown, Pennsylvania                   18940
------------------------------------                   -----
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (215) 579-4000
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(a)      Financial statements of businesses acquired.
         --------------------------------------------

         The audited statement of assets acquired and liabilities assumed, and related notes thereto, is incorporated herein by reference to Exhibit 99.2 hereto. Statements of income and cash flows are not available to the Registrant without unreasonable effort and expense and, pursuant to SEC Rule 12b-21, are not included herein. Further, due to the insufficient continuity of the acquired branches' operations prior to and after the acquisition, including the lending and investment activities of the acquired branches, statements of income and cash flows are not relevant and are not applicable. Management's Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 1996, is also incorporated herein by reference to Exhibit 99.2 hereto.

(b)      Pro forma financial information.
         --------------------------------

         An unaudited pro forma combined condensed balance sheet as of June 30, 1996, and unaudited pro forma combined condensed statements of income for the six months ended June 30, 1996, and for the fiscal year ended December 31, 1995, are incorporated herein by reference to Exhibit 99.3 hereto. The unaudited pro forma combined condensed balance sheet reflects the historical balance sheet of the Registrant as of June 30, 1996, and the assets acquired and liabilities assumed as of September 20, 1996, after giving effect to the acquisition on a purchase accounting basis as if it had occurred on June 30, 1996. The unaudited pro forma combined condensed statements of income reflect the historical statements of income of the Registrant and the results of operations of the assets acquired and the liabilities assumed (based on the assumptions set forth in the notes thereto), after giving effect to the acquisition on a purchase accounting basis as if it had occurred at the beginning of the reporting periods.

         The pro forma financial information is provided for informational purposes only. The pro forma financial information presented is not necessarily indicative of actual results that would have been achieved had the acquisition been consummated on June 30, 1996, or at the beginning of the periods presented, and is not indicative of future results. The pro forma financial information should be read in conjunction with the audited financial statements and the notes thereto of the Registrant included in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and the unaudited interim financial statements and the notes thereto of the Registrant included in the Registrant's Quarterly Reports on Form 10-Q for the first and second quarters of 1996, each of which has been previously filed with the Commission. Management of the Registrant believes that such unaudited quarterly financial information


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includes all adjustments (which consist solely of recurring  accruals) necessary for a fair presentation of such results for such interim period. Results presented for the interim period are not necessarily indicative of results that may be expected for any other interim period of for the full year.

(c)      Exhibits.
         ---------

         2.1 - Agreement dated June 7, 1996, between the Bank and Cenlar, relating to Cenlar branches. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated June 7, 1996).

         23       -  Consent of Grant Thornton LLP.

         99.1 - Press Release dated June 7, 1996, of TF Financial Corporation (Incorporated by reference to Exhibit 99.2 to the Registrant's Current Report in Form 8-K, dated June 7, 1996).

         99.2 - Statement of Assets Acquired and Liabilities Assumed as of September 20, 1996, related notes thereto, report of independent certified public accountants thereon, and Management's Discussion and Analysis of Financial Condition and Results of Operations.

         99.3     -  Pro Forma Financial Information.

         99.4 - Press Release dated September 23, 1996, of TF Financial Corporation announcing consummation of Cenlar branch acquisition. (Incorporated by reference to Exhibit 99.4 to the Registrant's Amendment No. 1 to the Current Report on Form 8-K, dated September 20, 1996).

                                  EXHIBIT INDEX

Exhibit Number                        Description
--------------                        -----------
    2.1 Agreement dated June 7, 1996 between the Bank and Cenlar relating to Cenlar branches (Incorporated by reference 99.1 to the
                    Registrant's Current Report on Form 8-K dated June 7, 1996).

    23              Consent of Grant Thornton LLP.

    99.1            Press   Release   dated  June  7,  1996,  of
                    Registrant  (Incorporated  by  reference  to
                    Exhibit  99.2  to the  Registrant's  Current
                    Report on Form 8-K dated

                    June 7, 1996).

    99.2 Statement of Assets Acquired and Liabilities Assumed as of September 20, 1996, related notes thereto, report of independent certified public accountants thereon, and Management's Discussion and Analysis of
                    Financial    Condition    and   Results   of
                    Operations.

    99.3            Pro Forma Financial Information.

    99.4 Press Release dated September 23, 1996, of TF Financial Corporation announcing consummation of Cenlar branch acquisition (Incorporated by reference to Exhibit 99.4 to the Registrant's Amendment No. 1 to the Current Report on Form 8-K, dated September 20, 1996).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  TF FINANCIAL CORPORATION

Date:  November 19, 1996                          By: /s/ John R. Stranford
      -------------------                             ---------------------
                                                      John R. Stranford
                                                      President and Chief
                                                      Executive Officer